Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME
12K & UNDER MOTORS
1ST CHOICE AUTO BROKERS LLC
1ST CHOICE AUTO SALES INC
1ST CHOICE MOTORS
1ST CLASS AUTO SALES
1ST STOP MOTORS INC
247 AUTO SALES
301CARSALES.COM
31 W AUTO BROKERS INC
40 HIGHWAY AUTO SALES LLC
4042 MOTORS LLC
5 STAR AUTO SALES
5 STAR INDY AUTO LLC
60 WEST AUTO SALES LLC
83 AUTO SALES LLC
A & D MOTORS, INC.
A & S GRAND AVE
A 1 AUTO SALES INC
A LOT OF USED CARS
A LUXURY AUTO
A PLUS CAR SALES & RENTALS INC
A.R.J.’S AUTO SALES, INC
A-1 AUTO GROUP LLC
AAA AUTOMOTIVE LLC
AAB INTERNATIONAL AUTO SALES
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABERNETHY CHRYSLER JEEP DODGE
ACCURATE AUTOMOTIVE OF
ACTIVE AUTO SALES
ADAMSON FORD LLC
ADS AUTO DISCOUNT SALES INC
ADVANCE AUTO WHOLESALE, INC.
ADVANCED AUTO & TRUCK
ADVANCED AUTO BROKERS, INC.
ADVENTURE SUBARU LLC
AFFORDABLE AUTO MOTORS, INC
AIRPORT CHRYSLER DODGE JEEP
AJ’S AUTO
AK IMPORTS AUTO SALES
AL PIEMONTE SUZUKI INC
ALABAMA DIRECT AUTO
ALFA MOTORS
ALL ABOUT AUTO’S INC

DEALER NAME
ALL AMERICAN AUTO MART
ALL CARS LLC
ALL IN ONE AUTOMOTIVE GROUP
ALL SEASON AUTO SALES LLC
ALL STAR AUTO SALES
ALL STAR DODGE CHRYSLER JEEP
ALL STAR MOTORS INC
ALLAN VIGIL FORD
ALLANS SHOWCASE
ALLEN TURNER AUTOMOTIVE
ALLSTAR MOTORS, INC.
ALMA CHEVROLET BUICK GMC
ALPHA MOTORS LLC
AL’S AUTO MART
ALTERNATIVES
ALWAYS APPROVED AUTO LLC
AMERICAN AUTO SALES OF CLOVER
AMERICAN AUTO SALES WHOLESALE
AMERICAN PRESTIGE AUTOS INC
AMERICAN SALES & LEASING INC
AMERIFIRST AUTO CENTER, INC.
AMG AUTO SALES INC
AMS CARS
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR TOYOTA
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANTHONY WAYNE AUTO SALES
ANTIQUE MOTORS
APPROVAL AUTO CREDIT INC.
AR MOTORSPORTS INC
ARB WHOLESALE CARS INC
ARC AUTO LLC
ARCH AUTO SALES
ARDMORE AUTO SALES LLC
ARENA AUTO SALES
ARES FINANCIAL SERVICES LLC
ARMSTRONG FORD OF HOMESTEAD
ASANKA CARS.COM
ATA TRUCK & AUTO SALES
ATCHINSON FORD SALES
ATL AUTO TRADE INC

DEALER NAME
ATL AUTOS .COM
ATLANTA BEST USED CARS LLC
ATLANTA LUXURY MOTORS INC
ATLANTA USED CARS CENTER, INC
ATLANTIS RENT A CAR AND
AUCTION DIRECT USA
AURORA MOTOR CARS
AUTO ACCEPTANCE CENTER
AUTO AMERICA
AUTO BANK, INC.
AUTO BROKERS, INC.
AUTO CENTERS NISSAN INC
AUTO CENTERS ST CHARLES LLC
AUTO CITY LLC
AUTO CLUB OF MIAMI
AUTO CREDIT
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED
AUTO EXCHANGE
AUTO EXCHANGE
AUTO EXCHANGE OF DURHAM
AUTO EXPRESS CREDIT INC
AUTO EXPRESS ENTERPRISE INC
AUTO FINDERS, INC.
AUTO GALAXY INC
AUTO ICONS LLC
AUTO LAND AUTO SALES INC
AUTO LIAISON INC
AUTO LIBERTY OF ARLINGTON
AUTO LINE, INC.
AUTO MALL OF TAMPA INC
AUTO MASTERS AUTO SALES LLC
AUTO MASTERS OF NASHVILLE LLC
AUTO MAX
AUTO MEGA STORE LLC
AUTO NETWORK OF THE TRIAD LLC
AUTO PARK CORPORATION
AUTO PLAZA USA
AUTO PLUS OF SMITHVILLE LLC
AUTO POINT USED CAR SALES
AUTO PORT
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES

DEALER NAME
AUTO RITE, INC
AUTO SALES OF WINTER GARDEN
AUTO SELECT
AUTO SELECT INC
AUTO SELECTION OF CHARLOTTE
AUTO SENSATION USA, INC.
AUTO SOURCE
AUTO SOURCE CAROLINA LLC
AUTO SPECIALISTS
AUTO SPORT, INC.
AUTO STOP INC
AUTO TRADEMARK
AUTO TRUST LLC
AUTO UNION OF MIAMI INC
AUTO VILLA
AUTO VILLA OUTLET
AUTO VILLA WEST
AUTO WAREHOUSE INC
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WORLD
AUTO WORLD
AUTOBRANCH
AUTODRIVE, LLC
AUTOLANTA COLLECTION
AUTOMAC USA INC
AUTOMART #1 LLC
AUTOMAX
AUTOMAX
AUTOMAX AUTO SALES INC
AUTOMAX CHRYSLER DODGE JEEP
AUTOMAX OF ANDERSON
AUTOMAX OF GREENVILLE
AUTOMOTIVE DIRECT USA INC
AUTOMOTIVE GROUP OF OFALLON/CO
AUTONATION IMPORTS AUTO SALES
AUTONET GROUP LLC
AUTONOMICS
AUTOPLEX
AUTOPLEX IMPORT
AUTOQUICK, INC.
AUTORAMA PREOWNED CARS
AUTOS BEST INC
AUTOS DIRECT INC

DEALER NAME
AUTOS DIRECT ONLINE
AUTOS R US
AUTOSHOW SALES AND SERVICE
AUTOSPORTS
AUTOWAY CHEVROLET
AUTOWAY FORD OF BRADENTON
AUTOWORLD USA
AVENUE AUTO AND RV
AVIS FORD
B & B ELITE AUTO SALES LLC
B & W MOTORS
BAKER’S BODY SHOP
BALLAS BUICK GMC
BALLPARK AUTO LLC
BANK AUTO SALES
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARNES USED CARS LLC
BARRY BROWN MOTORS LLC
BARTOW FORD COMPANY
BARTS CAR STORE
BARTS CAR STORE INC
BARTS CAR STORE INC
BASELINE AUTO SALES, INC.
BATES FORD INC
BEACH AUTO KINGS
BEACHSIDE RIDE
BEACHUM AND LEE FORD INC
BEAU TOWNSEND NISSAN, INC.
BEDFORD AUTO WHOLESALE
BEECHMONT FORD
BEEJAY AUTO SALES INC
BEFORD AUTO
BEHLMANN ST PETERS PREOWNED
BELAIR ROAD DISCOUNT AUTO
BELLS AUTO SALES
BELL’S AUTO SALES
BENJI AUTO SALES CORP
BENSON CADILLAC NISSAN, INC.
BENSON FORD MERCURY
BENSON HYUNDAI LLC
BENSON NISSAN
BEREA AUTO MALL
BERGER CHEVROLET

DEALER NAME
BERKELEY FORD
BESSEMER AL AUTOMOTIVE LLC
BEST AUTO SELECTION INC
BEST BUY AUTO MART LLC II
BEST BUY AUTO SALES OF TAMPA
BEST CARS KC INC
BEST CHEVROLET
BEST DEAL AUTO SALES
BEST PRICE DEALER INC
BEST VALUE AUTO SALES INC
BESTWAY AUTO BROKERS LLC
BETTER AUTOMALL LLC
BEV SMITH KIA
BEXLEY MOTORCAR COMPANY LLC
BIG BLUE AUTOS, LLC
BIG BOYS TOYS FLORIDA LLC
BIG CHOICES AUTO SALES INC
BIG M CHEVROLET
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET,
BILL ESTES CHEVROLET
BILL KAY FORD INC
BILL MAC DONALD FORD INC
BILL OWENS AUTO SALES
BILL STANFORD PONT CAD OLDS GM
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING, LTD
BILTMORE MOTOR CORP.
BIRMINGHAM WHOLESALE AUTO LLC
BLEECKER BUICK-GMC INC
BLEECKER CHRYSLER DODGE JEEP
BLOOMINGTON AUTO CENTER
BLUE SPRINGD FORD SALES INC
BLUESLADE MOTOR CARS LLC
BOB JEANNOTTE BUICK GMC TRUCK
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB MAXEY FORD
BOB MAXEY LINCOLN-MERCURY
BOB PULTE CHEVROLET GEO, INC.
BOB STEELE CHEVROLET INC.
BOBB CHRYSLER DODGE JEEP RAM
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.

DEALER NAME
BOBBY MURRAY TOYOTA
BOBILYA CHRYSLER PLYMOUTH
BOMMARITO CHEVROLET MAZDA
BONANZA AUTO CENTER INC
BONIFACE HIERS MAZDA
BORCHERDING ENTERPRISE, INC
BOSAK HONDA
BOULEVARD AUTO EXCHANGE 2 INC
BOYD AUTOMOTIVE
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRAMLETT PONTIAC INC
BRANDON AUTO MALL FIAT
BRANDON HONDA
BRANDON MITSUBISHI
BRANNON HONDA
BRAZIL AUTO MALL INC
BRECKENRIDGE MOTORS EAST LLC
BREVARD VALUE MOTORS
BRICKELL HONDA BUICK & GMC
BROMAR LLC
BROMLEY AUTO SALES, LLC
BRONDES FORD MAUMEE LTD
BROOKS AUTO SALES
BROTHERS CHEVROLET OLDSMOBILE
BROWN MOTOR SALES
BRYANT AUTO SALES INC
BUCKEYE CITY AUTOMOTIVE GROUP
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE NISSAN, INC.
BUSH AUTO PLACE
BUY RIGHT AUTO SALES INC
BUYERS CHOICE AUTO CENTER LLC
BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
BYERS CHEVROLET LLC
BYERS DELAWARE
BYERS KIA
C & J AUTO WORLD LLC
C & S SALES
CADILLAC OF NOVI INC
CALDERONE CAR AND TRUCK
CALIFORNIA AUTO CONNECTION INC
CALVARY CARS & SERVICE, INC

DEALER NAME
CAMPBELL CHEVOFBOWLGREENKYINC
CANCILA MARTY DODGE CHRYSLER J
CAPITAL AUTO BROKERS
CAPITAL BUICK PONTIAC GMC LLC
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITAL MOTORS LLC
CAPITOL AUTO SALES, INC.
CAPITOL CADILLAC
CAR AMERICA LLC
CAR BAZAAR INC OF FRANKLIN
CAR BIZ OF TENNESSEE
CAR CITY USA LLC
CAR CONCEPTS REMARKETING
CAR COUNTRY
CAR CREDIT INC
CAR CREDIT XPRESS
CAR DEPOT
CAR FACTORY OUTLET
CAR FINDERS, LLC
CAR MART FL.COM
CAR NATION
CAR SOURCE, LLC.
CAR YEP LLC
CAR ZONE
CARDINAL MOTORS INC
CARDIRECT LLC
CAREY PAUL HONDA
CARMART AUTO SALES
CARMART AUTO SALES, INC.
CARMART AUTOMALL LLC
CARMAXX LLC
CAROLINA AUTO EXCHANGE
CAROLINA AUTO SPORTS
CAROLINA MOTORCARS
CARPLUS AUTO SALES INC
CARPORT SALES & LEASING, INC.
CARROLLTON MOTORS
CARS & CREDIT OF FLORIDA
CARS & TRUCKS
CARS 4 LESS LLC
CARS DIRECT
CARS GONE WILD II LLC
CARS N CARS, INC.

DEALER NAME
CARS OF JAX INC
CARS PLUS CREDIT LLC
CARS PLUS LLC
CARS TO GO AUTO SALES AND
CARS TRUCKS & MORE INC
CARS UNLIMITED
CARS YOU CAN TRUST
CARSMART AUTO SALES LLC
CARSMART, INC.
CARTROPIX
CARXPRESS
CARZ N TRUX
CARZ, INC.
CARZZ AUTO SALES INC
CAS SALES & RENTALS
CASH AUTO SALES LLC
CASTRIOTA CHEVROLET GEO INC.
CAVALIER AUTO SALES INC
CC MOTORS INC
CD S AUTOMOTIVE
CENTRAL 1 AUTO BROKERS
CENTRAL FLORIDA EXPORTS, INC.
CENTRAL MOTOR WERKS, INC
CENTRAL PONTIAC INC.
CERTIFIED AUTO CENTER
CERTIFIED AUTO DEALERS
CHAMPION CHEVROLET
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHAMPION TRUCK CENTER LLC
CHARLES BARKER PREOWNED OUTLET
CHARLOTTE MOTOR CARS LLC
CHARS CARS LLC
CHASE AUTO GROUP
CHATHAM PARKWAY TOYOTA
CHESAPEAKE AUTO GROUP
CHESTATEE FORD INC
CHEVROLET BUICK OF QUINCY INC.
CHEVROLET OF DUBLIN
CHICAGO AUTO DEPOT INC
CHICAGO AUTO SOURCE INC
CHICAGO MOTORS INC
CHRIS CARROLL AUTOMOTIVE
CHRIS LEITH AUTOMOTIVE INC

DEALER NAME
CHRIS MOTORS AUTO SALES
CHRIS SPEARS PRESTIGE AUTO
CHRYSLER JEEP OF DAYTON
CINCINNATI AUTO WORKS
CIRCLE CITY ENTERPRISES, INC.
CITY AUTO SALES
CITY IMPORT GALLERY LLC
CITY MOTORS FLORIDA LLC
CITY STYLE IMPORTS INC
CITY TO CITY AUTO SALES, LLC
CLARK CARS INC
CLARKSVILLE AUTO SALES
CLASSY AUTO SALES CORP
CLEAN CARS
CLEARANCE AUTO STORE
CLEARWATER CARS INC
CLEARWATER TOYOTA
CLIFF & SONS AUTO SALES
CLIFT BUICK GMC
COASTAL AUTO GROUP INC. DBA
COASTAL AUTO, INC.
COCONUT CREEK HYUNDAI
COGGIN HONDA
COGGIN NISSAN
COLE FORD LINCOLN LLC
COLUMBUS AUTO RESALE, INC
COLUMBUS AUTO SOURCE
COLUMBUS AUTO WAREHOUSE LLC
COLUMBUS CAR TRADER
COMMONWEALTH DODGE LLC
CONCOURS AUTO SALES, INC.
CONEXION AUTO SALES
CONWAY HEATON INC
CONWAY IMPORTS AUTO SALES
COOK & REEVES CARS INC
COOKE’S AUTO SALES
COOK-WHITEHEAD FORD, INC
COPELAND MOTOR COMPANY
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM
CORPORATE FLEET MANAGEMENT
CORTEZ MOTORS
COTTAGEVILLE MOTOR SALES INC
COUGHLIN AUTOMOTIVE- PATASKALA

DEALER NAME
COUGHLIN CHEVROLET- NEWARK
COUGHLIN FORD OF CIRCLEVILLE
COUGLIN CHEVROLET BUICK CADILL
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COUNTRYSIDE FORD OF CLEARWATER
COURTESY CHRYSLER JEEP DODGE
COURTESY NISSAN
COWBOYS WHOLESALE INC
COX AUTO SALES
COYLE CHEVROLET
CRABBS AUTO SALES
CRAIG & BISHOP, INC.
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREDIT CARS USA
CREDIT MASTER AUTO SALE INC
CREDIT SOLUTION AUTO SALES INC
CREDIT UNION REMARKETING
CRENCOR LEASING & SALES
CRESTMONT HYUNDAI, LLC
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSSROADS AUTO SALES INC
CROSSROADS FORD INC
CROWN ACURA
CROWN AUTO & FLEET SERVICES
CROWN AUTO GROUP INC
CROWN AUTOS
CROWN BUICK GMC
CROWN EUROCARS INC
CROWN HONDA
CROWN KIA
CROWN KIA
CROWN MITSUBISHI
CROWN MOTORS INC
CROWN NISSAN
CROWN NISSAN
CRUISER AUTO SALES
CURRIE MOTORS FRANKFORT INC
CURRY HONDA
CUSTOM CAR CARE
D & D ALL AMERICAN AUTO SALES

DEALER NAME
D & J MOTORS, INC.
DADE CITY AUTOMAX
DAN CUMMINS CHV BUICK PONTIAC
DAN TUCKER AUTO SALES
DANE’S AUTO SALES LLC
DAVCO AUTO LLC
DAVE SINCLAIR LINCOLN
DAVES JACKSON NISSAN
DAVID SMITH AUTOLAND, INC.
DAWSONS AUTO & TRUCK SALES INC
DAYTON ANDREWS DODGE
DBA AUTONATION CHEVROLET
DEACON JONES AUTO PARK
DEACON JONES NISSAN LLC
DEALERS CHOICE MOTOR COMPANY
DEALS 4 U AUTO LLC
DEALS ON WHEELS
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEAN SELLERS, INC.
DEFOUW CHEVROLET, INC.
DELRAY HONDA
DELUCA TOYOTA INC
DELUXE MOTORS, INC.
DENNIS AUTO POINT
DENNY’S AUTO SALES, INC.
DEPENDABLE MOTOR VEHICLES INC
DEPUE AUTO SALES INC
DEREK MOTORCAR CO INC
DESTINYS AUTO SALES
DETROIT AUTO PARTS LLC
DETROIT II AUTOMOBILES
DEWEY BARBER’S F1 MOTORCARS
DEWITT MOTORS
DI LUSSO MOTORCARS
DIAMOND MOTORS OF DAYTONA
DIANE SAUER CHEVROLET, INC.
DICK BROOKS HONDA
DICK MASHETER FORD, INC.
DICK SCOTT NISSAN, INC.
DICK WICKSTROM CHEVROLET INC
DIMMITT CHEVROLET
DISCOUNT AUTO SALES
DISCOVERY AUTO GROUP

DEALER NAME
DIVERSIFIED AUTO SALES
DIXIE IMPORT INC
DIXIE WAY MOTORS INC
DM MOTORS, INC.
DODGE OF ANTIOCH INC
DON AYERS PONTIAC INC
DON FRANKLIN CHEVROLET, BUICK
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON JACKSON IMPORTS CARS INC
DON MARSHALL CHYSLER CENTER
DON REID FORD INC.
DORAL CARS OUTLET
DOWNTOWN BEDFORD AUTO
DRAKE MOTOR COMPANY
DRIVE NOW AUTO SALES
DRIVE SMART AUTOS
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVERS WORLD
DRIVEWAY MOTORS
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DUBLIN CADILLAC NISSAN GMC
DUVAL CARS LLC
DUVAL FORD
DYNASTY MOTORS
E & R AUTO SALES INC
EAGLE LAKE CARS
EAGLE ONE AUTO SALES
EARL TINDOL FORD, INC.
EASLEY MITSUBISHI’S THE
EAST ANDERSON AUTO SALES
EASTERN SHORE AUTO BROKERS INC
EASTGATE MOTORCARS, INC
EASY AUTO AND TRUCK
EASY FINANCE AUTO
EAZY RIDE AUTO SALES LLC
ECONO AUTO SALES INC
ECONOMIC AUTO SALES INC
ED NAPLETON HONDA
ED TILLMAN AUTO SALES
ED VOYLES HONDA
ED VOYLES HYUNDAI

DEALER NAME
ED VOYLES KIA OF CHAMBLEE
EDDIE ANDRESON MOTORS
EDDIE MERCER AUTOMOTIVE
EDGE MOTORS
EDWARDS CHEVROLET CO
EJ’S QUALITY AUTO SALES, INC.
ELITE AUTO SALES OF ORLANDO
ELITE AUTO WHOLESALE
ELITE AUTOMOTIVE GROUP
ELITE CAR SALES WEST INC
ELITE MOTORS, INC.
ELYRIA BUDGET AUTO SALES INC
EMJ AUTOMOTIVE REMARKETING
EMPIRE AUTO SALES & SERVICE
EMPIRE AUTOMOTIVE GROUP
ENON AUTO SALES
ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
ERNEST MOTORS, INC.
ERNIE PATTI AUTO LEASING &
ERWIN CHRYSLER PLYMOUTH DODGE
ESTERO BAY CHEVROLET INC
ESTLE CHEVROLET CADILLAC
EVANS AUTO SALES
EVERYDAY AUTO SALES
EXCLUSIVE AUTOMOTIVE LLC
EXCLUSIVE MOTOR CARS LLC
EXCLUSIVE MOTORCARS LLC
EXECUTIVE AUTO SALES
EXECUTIVE CARS LLC
EXECUTIVE MOTORS
EXPRESS AUTO SALES
EXPRESS MOTORS LLC
EXTREME DODGE DODGE TRUCK
EZ AUTO & TRUCK PLAZA II INC
E-Z WAY CAR SALES & RENTALS
FAIRLANE FORD SALES, INC.
FAITH MOTORS, INC.

DEALER NAME
FALCONE AUTOMOTIVE
FAME FINANCE COMPANY
FAMILY KIA
FANELLIS AUTO
FANTASTIC 4 AUTO SALES
FAST AUTO SALES, LLC
FASTLANE AUTO CREDIT INC
FENTON NISSAN OF BLUE SPRINGS
FERMAN CHEVROLET
FERMAN CHRYSLER JEEP DODGE AT
FERMAN CHRYSLER PLYMOUTH
FERMAN NISSAN
FIAT OF SAVANNAH
FIAT OF SOUTH ATLANTA
FIAT OF WINTER HAVEN
FINDLAY CHRY DODGE JEEP RAM
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST STOP AUTO SALES
FIRST UNION AUTOMOTIVE LLC
FISCHER NISSAN INC.
FITZGERALD MOTORS, INC.
FIVE STAR CAR & TRUCK
FIVE STAR DODGE
FL PRICE BUSTER AUTO SALES
FLAMINGO AUTO SALES
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE
FLORIDA FINE CARS INC
FLORIDA TRUCK SALES
FLOW HONDA
FLOW MOTORS
FMC AUTO SALES INC
FORD OF PORT RICHEY
FOREMAN MOTORS, INC.
FORT WALTON BEACH
FORT WAYNE AUTO CONNECTION LLC
FORT WAYNE NISSAN INFINITI
FORTUNE MOTOR GROUP
FRANK MYERS AUTO SALES, INC
FRANK SHOOP CHEVY BUICK PONTIA
FRED ANDERSON KIA
FRED ANDERSON NISSAN OF RALEIG

DEALER NAME
FREEDOM AUTO SALES
FRENSLEY CHRYSLER PLYMOUTH
FRIENDLY FINANCE AUTO SALES
FRITZ ASSOCIATES
FRONTIER MOTORS INC
FRONTLINE AUTO SALES
G & R AUTO SALES CORP
G & W MOTORS INC
GABE ROWE NISSAN
GAINESVILLE MITSUBISHI
GANLEY CHEVROLET, INC
GANLEY CHRYSLER JEEP DODGE INC
GANLEY EAST, INC
GANLEY FORD WEST, INC.
GARY SMITH FORD
GARY YEOMANS FORD
GARYS I-75 AUTO SALES LLC
GATES CHEV PONT GMC BUICK
GATES NISSAN, LLC
GATEWAY AUTOMOTIVE SALES &
GATOR CHRYSLER-PLYMOUTH, INC.
GATOR TRUCK CENTER INC
GENE GORMAN & ASSOC. INC. DBA
GENERAL AUTO LLC
GENTHE AUTOMOTIVE-EUREKA LLC
GEOFF ROGERS AUTOPLEX
GEORGE WEBER CHEVROLET CO
GEORGETOWN AUTO SALES
GEORGIA AUTO WORLD LLC
GEORGIA CHRYSLER DODGE
GERMAIN TOYOTA
GERMAIN TOYOTA
GERWECK NISSAN
GET DOWN MOTORS INC
GETTEL NISSAN OF SARASOTA
GETTEL TOYOTA
GINN MOTOR COMPANY
GLADSTONE AUTO INC
GLEN BURNIE AUTO EXCHANGE, INC
GLENDALE CHRYSLER JEEP INC
GLENN BUICK GMC TRUCKS
GLOBAL AUTO EXPO INC
GLOBAL MOTORS INC
GLOBE AUTO SALES

DEALER NAME
GLOVER AUTO SALES
GMOTORCARS INC
GMT AUTO SALES, INC
GOLDEN OLDIES
GOLLING CHRYSLER JEEP
GOOD BAD NO CREDIT AUTO SALES
GOOD CARS
GOOD CARS
GOOD MOTOR COMPANY
GOODMAN CHEV OLDS CAD NISSAN
GR MOTOR COMPANY
GRACE AUTOMOTIVE LLC
GRAINGER NISSAN
GRANT MOTORS CORP.
GRAVITY AUTOS ATLANTA
GRAVITY AUTOS ROSWELL
GREAT BRIDGE AUTO SALES
GREAT INVESTMENT MOTORS
GREAT LAKES HYUNDAI, INC.
GREEN LIGHT CAR SALES
GREEN TREE TOYOTA
GREENLIGHT MOTORS, LLC
GREEN’S TOYOTA
GREENWISE MOTORS
GREER NISSAN
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GRIMALDI AUTO SALES INC
GROGANS TOWNE CHRYSLER
GROUND ZERO MIAMI CORPORATION
GROW AUTO FINANCIAL INC
GTO AUTO SALES INC
GUARANTEE AUTOMAXX CORPORATION
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GUPTON MOTORS INC
GWINNETT SUZUKI
H & H AUTO SALES
H & H AUTO SALES
HAIMS MOTORS INC
HALLMAN AUTOMOTIVE
HAMILTON CHEVROLET INC
HAMMCO INC

DEALER NAME
HANNA IMPORTS
HANS AUTO
HAPPY AUTO MART
HAPPY CARS INC
HARBOR CITY AUTO SALES, INC.
HARBOR NISSAN
HARDIE’S USED CARS, LLC
HARDY CHEVROLET
HARRIET SALLEY AUTO GROUP LLC
HARTLEY MOTORS INC
HAWK FORD OF OAK LAWN
HAWKINSON NISSAN LLC
HEADQUARTER TOYOTA
HEARTLAND CHEVROLET
HENDRICK HONDA
HENDRICKSCARS.COM
HENNESSY MAZDA PONTIAC
HERITAGE AUTOMOTIVE GROUP
HERITAGE CADILLAC-OLDS, INC.
HERITAGE MOTOR COMPANY
HERITAGE NISSAN
HERRINGTON AUTOMOTIVE
HIGH Q AUTOMOTIVE CONSULTING
HIGHLINE IMPORTS, INC.
HIGHWAY 31 AUTO SALES LLC
HILL NISSAN INC
HILLTOP MOTORS
HILTON HEAD MITSUBISHI
HOGSTEN AUTO WHOLESALE
HOLIDAY MOTORS
HOLLYWOOD MOTOR CO #1
HOLLYWOOD MOTOR CO #3
HOMESTEAD MOTORS
HOMETOWN AUTO MART, INC
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA MARYSVILLE
HONDA OF FRONTENAC
HONDA OF GAINESVILLE
HONDA OF OCALA
HONDA OF TIFFANY SPRINGS
HONEYCUTT’S AUTO SALES, INC.
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH

DEALER NAME
DODGE
HOOVER MITSUBISHI CHARLESTON
HOOVER TOYOTA, LLC
HORACE G ILDERTON
HORIZON CARS
HT MOTORS INC
HUBLER AUTO PLAZA
HUBLER FINANCE CENTER
HUBLER MAZDA SOUTH
HUDSON AUTO SALES
HUGH WHITE HONDA
HUNT AUTOMOTIVE, LLC
HWY 150 BUYERS WAY, INC.
HYUNDAI OF BRADENTON
HYUNDAI OF GREER
HYUNDAI OF LOUISVILLE
HYUNDAI OF NICHOLASVILLE
HYUNDIA OF ORANGE PARK
HZF PLAINWELL
I 95 TOYOTA & SCION
IDEAL USED CARS INC
IMAGINE CARS
IMPERIAL MOTORS
IMPERIAL SALES & LEASING INC
IMPEX AUTO SALES
INDIAN RIVER LEASING CO
INDY AUTO LAND LLC
INDY AUTO MAN LLC
INDY’S UNLIMITED MOTORS
INTEGRITY AUTO PLAZA LLC
INTEGRITY AUTO SALES
INTEGRITY AUTO SALES INC
INTEGRITY AUTOMOTIVE
INTERCAR
INTERNATIONAL AUTO LIQUIDATORS
INTERNATIONAL AUTO OUTLET
INTERNATIONAL AUTO WHOLESALERS
INTERNATIONAL FINE CARS LLC
INTERSTATE MOTORS LLC
J & C AUTO SALES
J & J FINANCE AND LEASING INC
J & M AFFORDABLE AUTO, INC.
J AND J MOTORSPORTS LLC
J&B AUTO SALES & BROKERAGE

DEALER NAME
J.W. TRUCK SALES, INC.
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACK MAXTON CHEVROLET, INC
JACK MAXTON USED CARS
JACK MILLER KIA
JACK STONES CREEKSIDE SALES
JACKIE MURPHY’S USED CARS
JACKSONVILLE AUTO SALES LLC
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY CHRYSLER JEEP
JAKES USED CARS LLC
JAKMAX
JAMESTOWN AUTO SALES INC
JARRARD PRE-OWNED VEHICLES
JARRETT FORD OF PLANT CITY
JARRETT GORDON FORD INC
JAX AUTO WHOLESALE, INC.
JAY CHEVROLET, INC
JAY HONDA
JAY WOLFE AUTO OUTLET
JC AUTOMAX
JC LEWIS FORD, LLC
JDF AUTO
JEFF WYLEF CHEVROLET OF
JEFF WYLER DIXIE CHEVROLET
JEFF WYLER DIXIE HONDA
JEFFREY P. HYDER
JEFFREYS AUTO EXCHANGE
JEMS AUTO SALES INC
JENISON MOTOR SALES LLC
JENKINS NISSAN, INC.
JERRY HAGGERTY CHEVROLET INC
JERRY WILSON’S MOTOR CARS
JESSE’S AUTO SALES INC
JEWEL AUTO SALES
JIDD MOTORS INC
JIM BURKE NISSAN
JIM BUTLER AUTO PLAZA
JIM COGDILL DODGE CO
JIM DOUGLAS SALES AND SERVICE
JIM KEIM FORD
JIM M LADY OLDSMOBILE INC
JIM ORR AUTO SALES

DEALER NAME
JIM SKINNER FORD INC
JIM SOUTHWORTH FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JIMMY SMITH PONTIAC BUICK GMC
JK AUTOMOTIVE GROUP LLC
JMC AUTO BROKERS INC
JODECO AUTO SALES
JOE FIRMENT CHEVROLET
JOE KIDD AUTOMOTIVE INC
JOE WINKLE’S AUTO SALES LLC
JOHN BLEAKLEY FORD
JOHN HIESTER CHEVROLET
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN JONES AUTOMOTIVE
JOHN SNYDER AUTO MART, INC.
JOHNNY WRIGHT AUTO SALES LLC
JOHNNYS MOTOR CARS LLC
JOHNSON AUTOPLEX
JOSEPH CHEVROLET OLDSMOBILE CO
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JT AUTO INC.
JULIANS AUTO SHOWCASE, INC.
JUST-IN-TIME AUTO SALES INC
K & M SUZUKI
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KAHLER AUTO SALES LLC
KALER LEASING SERVICES INC
KARGAR, INC.
KASPER CHRYSLER DODGE JEEP
KATHY’S KARS
KC TREND AUTO
KDK AUTO BROKERS
KEFFER PRE-OWNED SOUTH
KEITH HAWTHORNE HYUNDAI, LLC
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KELLY & KELLY INVESTMENT CO IN
KELLY FORD
KENDALL MITSUBISHI

DEALER NAME
KENDALL TOYOTA
KENNYS AUTO SALES, INC
KEN’S AUTOS
KENS KARS
KERRY TOYOTA
KEY CHRYLSER PLYMOUTH INC
KIA ATLANTA SOUTH
KIA AUTO SPORT
KIA COUNTRY OF SAVANNAH
KIA OF CANTON
KING AUTOMOTIVE, LLC
KING MOTORS
KING SUZUKI OF HICKORY LLC
KINGS AUTO GROUP INC
KINGS AUTOMOTIVE INC
KING’S COLONIAL FORD
KINGS FORD, INC
KINGS HONDA
KINGS OF QUALITY AUTO SALES
KLASSIC CARS LLC
KMAX INC
KNAPP MOTORS
KNE MOTORS, INC.
KNH WHOLESALE
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KOETTING FORD INC
KUHN MORGAN TOYOTA SCION
KUNES COUNTY FORD OF ANTIOCH
L & J AUTO SALES CORP
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE HARTWELL HYUNDAI
LAKE NISSAN SALES, INC.
LAKE NORMAN MOTORS LLC
LAKE PLACID MOTOR CAR, INC
LAKE ST LOUIS AUTO
LAKE WALES CHRSYLER DODGE
LAKELAND AUTO MALL
LAKELAND TOYOTA INC.
LAKESIDE MOTORS
LALLY ORANGE BUICK PONTIAC GMC
LANCASTER AUTOMOTIVE

DEALER NAME
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY SUBARU
LANDMARK CDJ OF MONROE, LLC
LANDMARK MOTOR COMPANY
LANE 1 MOTORS
LANG CHEVROLET COMPANY
LANGDALE HONDA KIA OF
LANIGAN’S AUTO SALES
LARRY JAY IMPORTS, INC
LARRY ROESCH-CHRYSLER JEEP INC
LASCO FORD INC
LATIN MOTORS INTERNATIONAL LLC
LAWRENCEBURG CHEVROLET INC
LEBANON FORD LINCOLN
LEE’S AUTO SALES, INC
LEG MOTORS LLC
LEITH PREOWNED
LEXUS OF SARASOTA
LEXUS RIVER CENTER
LGE CORP
LIBERTY AUTO CITY INC
LIBERTY AUTO OUTLET INC
LIBERTY FORD SOLON, INC.
LIBERTY FORD, INC
LIBERTY MOTORS LLC
LIBERTY USED MOTORS INC
LIBERTYVILLE CHEVROLET LLC
LIPTON TOYOTA
LMN AUTO INC
LOCHMANDY AUTOS
LOKEY NISSAN
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LONGWOOD KIA MITSUBISHI
LOU FUSZ MITSUBISHI ST. PETERS
LOU FUSZ MOTOR CO
LOUDON MOTORS, INC
LOVELADY MOTOR COMPANY INC
LUCKY CARS
LUCKY LINE MOTORS INC
LUXOR AUTOMOTIVE INC
LUXURY AUTO DEPOT
LUXURY AUTO LINE LLC
LUXURY CARS & FINANCIAL, INC.

DEALER NAME
LUXURY CARS OUTLET
LUXURY FLEET LEASING LLC
LUXURY IMPORTS AUTO SALES
LUXURY MOTOR CAR COMPANY
LYNN HINES USED CARS
LYNN LAYTON CHEVROLET
LYONS CHEVROLET BUICK GMC INC
M & M AUTO GROUP INC
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
M & M AUTO, INC.
MA & PAS AUTO SALES & SERVICE
MACATAWA AUTO & FINANCE CO
MACHADO AUTO SELL LLC
MAGIC IMPORTS OF
MAGIC MOTORS CENTER
MAHER CHEVROLET INC
MAINLAND AUTO SALES INC
MAINSTREET AUTOMART LLC
MANASSAS AUTO TRUCK & TRACTOR
MANASSAS AUTOMOBILE GALLERY
MARANATHA AUTO
MARCH MOTORS INC.
MARIETTA AUTO MALL CENTER
MARK SWEENEY BUICK PONTIAC GMC
MARKAL MOTORS INC
MARKS AUTO SALES
MARLOZ OF HIGH POINT
MARSHALL FORD
MARTINS USED CARS INC
MASHALLAH IMPORTS LLC
MASTER CAR INTERNATIONAL, INC
MASTER CARS
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATIA MOTORS, INC
MATRIX AUTO SALES, INC.
MATT CASTRUCCI
MATTHEWS MOTORS INC.
MAXIE PRICE CHEVROLETS OLDS,
MAXIMUM DEALS, INC.
MAXKARS MOTORS
MAYSVILLE AUTO SALES

DEALER NAME
MC AUTO
MCABEE MOTORS
MCCLUSKY AUTOMOTIVE LLC
MCFARLAND CHEVROLET-BUICK, INC
MCGHEE AUTO SALES INC.
MCJ AUTO SALES OF CENTRAL FLOR
MCKENZIE MOTOR COMPANY, INC,
MCPHAILS AUTO SALES
MCVAY MOTORS, INC.
MEADE BROTHERS AUTO LLC
MECHANICSVILLE TOYOTA
MEDINA AUTO BROKERS
MEDINA AUTO BROKERS
MEDLIN MOTORS, INC.
MELRAY MOTORS CORP
MELROSE PARK AUTO MALL
MEMBERS SALES AND LEASING INC
MENTOR NISSAN
MERCEDES- BENZ OF BEDFORD
MERLIN AUTOS LLC
METRO USED CARS
MIA REPOS LLC
MIAMI AUTO SHOW LLC
MIAMI AUTO WHOLESALE
MIAMI CARS INTERNATIONAL INC
MICHAEL’S AUTO SALES CORP
MID AMERICA AUTO EXCHANGE INC
MID AMERICA AUTO GROUP
MID ATLANTIC AUTO SALES INC
MID RIVERS MOTORS
MIDDLE TENNESSEE AUTO MART LLC
MIDFIELD MOTOR COMPANY, INC.
MIDSTATE MOTORS
MID-TOWN MOTORS LLC
MIDWAY AUTO GROUP
MIDWAY MOTORS
MIDWEST AUTO STORE LLC
MIDWEST FINANCIAL SERVICES
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIG CHRYSLER DODGE JEEP RAM
MIGENTE MOTORS INC
MIKE ANDERSON USED CAR SUPER
MIKE BASS FORD

DEALER NAME
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE LANCE JEEPS LLC
MIKE PRUITT HONDA, INC
MIKES TRUCKS AND CARS
MILES AUTO SALES
MILESTONE MOTORS, L.L.C.
MILTON DODGE CHRYSLER JEEP
MILTON MARTIN HONDA
MINIVAN SOURCE, INC.
MINTON MOTOR CARS II LP
MIRA AUTO SALES LLC
MIRACLE CHRYSLER DODGE JEEP
MISSOURI MOTORS LLC
MITCHELL COUNTY FORD LLC
MITCHELL MOTORS
MJ AUTO SALES
MJ AUTO SALES
MNS AUTO LLC
MODERN CHEVROLET
MODERN CORP
MONROE DODGE/CHRYSLER INC.
MONZON AUTO SALES INC
MORNING STAR MOTORS
MORRIS IMPORTS LLC
MORRISVILLE AUTO SALES
MORROWS AUTO SALES
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTORCARS
MOTORCARS TOYOTA
MOTORMART LLC
MOTORMAX OF GRAND RAPIDS
MOTORS DRIVEN INC
MOTORSPORTS UNLIMITED INC
MOTORVATION MOTOR CARS
MR DEALS AUTO SALES & SERVICE
MULLEN AUTO SALES LLC
MULLINAX FORD OF PALM BEACH
MURPHY AUTO CENTER OF
MURRAY’S USED CARS
MY CAR LLC
MYEZAUTOBROKER.COM LLC
MYLENBUSCH AUTO SOURCE LLC

DEALER NAME
N & D AUTO SALES, INC.
N T I
NALLEY HONDA
NAPLETON’S HYUNDAI
NAPLETONS NISSAN/NAPLETONS
NAPLETON’S RIVER OAKS CHRYSLER
NAPLETON’S RIVER OAKS KIA
NATIONAL ADVANCE CORP
NATIONAL ADVANCE CORP
NATIONAL AUTO CREDIT INC
NATIONAL AUTOMOTIVE, INC
NATIONAL CAR MART, INC
NATIONAL ROAD AUTOMOTIVE LLC
NATIONWIDE AUTOMOTIVE GROUP
NEIL HUFFMAN VW
NELSON AUTO SALES
NELSON MAZDA
NEUHOFF AUTO SALES
NEW CARLISLE CHRYSLER JEEP
NEW GENERATION MOTORS INC
NEWPORT AUTO GROUP
NEWPORT UNIVERSAL GROUP CORP
NEWTON’S AUTO SALES, INC.
NEXT CAR INC
NICE AUTO GROUP LLC
NICHOLAS DATA SERVICES, INC.
NICHOLS DODGE, INC.
NIMNICHT PONTIAC
NISSAN ON NICHOLASVILLE
NORTH ATLANTA AUTO SUPERSTORE
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTHEND MOTORS INC
NORTHPOINTE AUTO SALES
NORTHTOWNE MOTORS
NORTHWEST MOTORS INC
NOURSE CHILLICOTHE
NUMBER ONE IN RADIO ALARMS INC
NUOVO INIZIO OF FLORIDA, INC.
O C WELCH FORD LINCOLN MERCURY
OAKES AUTO INC
OCEAN HONDA
O’CONNORS AUTO OUTLER
OFF LEASE FINANCIAL, INC.

DEALER NAME
OFFLEASE AUTOMART LLC
O’HARE MOTOR CARS
OHIO AUTO CREDIT
OHIO AUTO WAREHOUSE
OKOLONA MOTOR SALES
OLATHE FORD SALES, INC.
OLD SOUTH SALES INC.
OLDHAM MOTOR COMPANY LLC
OLYMPIC SALES & SERVICE
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONYX MOTORS
ORANGE PARK AUTO MALL
ORANGE PARK DODGE
ORLANDO AUTOS
ORLANDO HYUNDAI
OSCAR MOTORS CORPORATION
OVERFLOW MOTORS LLC
OXMOOR CHRYSLER DODGE JEEP RAM
OXMOOR FORD LINCOLN MERCURY
OXMOOR TOYOTA
P & G FINANCE & AUTO SALES
PACE CAR
PACE CHEVROLET BUICK GMC
PACE MOTOR COMPANY
PALM BAY FORD
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM CHEVROLET
PALMETTO 57 NISSAN
PALMETTO FORD
PALMETTO WHOLESALE MOTORS
PANAMA CITY AUTOMOTIVE
PAQUET AUTO SALES
PARADISE MOTOR SPORTS
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARK AUTO PLAZA LLC
PARKS AUTOMOTIVE, INC
PARKWAY FORD, INC.
PARKWAY MITSUBISHI
PARKWAY MOTORS INC
PATRIOT AUTOMOTIVE LLC
PAUL CERAME KIA

DEALER NAME
PAUL CLARK ENTERPRISES INC
PAUL MILLER FORD, INC.
PAYLESS AUTO DEALS LLC
PAYLESS AUTO OF TULLAHOMA
PAYLESS CARS SALES GREENSBORO
PAYLESS MOTORS LLC
PCT ENTERPRISES OF FLORIDA LLC
PEGGY’S AUTO SALES
PELHAM’S AUTO SALES
PENSACOLA AUTO BROKERS, INC
PEREZ SALES & SERVICE, INC
PERFORMANCE CHEVROLET BMW
PERFORMANCE GMC OF
PERFORMANCE TOYOTA
PETE MOORE CHEVROLET, INC
PETE MOORE IMPORTS, INC
PETERS AUTO SALES, INC.
PG MOTORS LLC
PHILIP MOTORS INC
PHILLIPS BUICK PONTIAC GMC INC
PHOENIX MOTORS
PHOENIX SPECIALTY MOTORS CORP
PIEDMONT AUTO SALES INC
PILES CHEV-OLDS-PONT-BUICK
PINELLAS MOTORS INC
PINEVILLE IMPORTS
PLAINFIELD AUTO SALES, INC.
PLAINFIELD FAMILY AUTO & REPAI
PLATINA CARS AND TRUCKS INC
PLATTNER’S
PLAZA LINCOLN MERCURY
PLAZA PONTIAC BUICK GMC INC
POGUE CHEVROLET INC
PORT MOTORS
PORTAL AUTOMOTIVE INC
POWER PONTIAC GMC OLDSMOBILE
POWERBUY MOTORS
PRADO AUTO SALES
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO EXCHANGE
PREMIER AUTO SALES
PREMIER AUTOS OF ALTON
PREMIER FORD LINCOLN MERCURY

DEALER NAME
PREMIER MAZDA/CDJ AUTOMOTIVE
PREMIERE CHEVROLET, INC.
PREMIUM AUTO BY RENT
PREMIUM MOTORS LLC
PREMIUM MOTORS OF FLORIDA LLC
PRESTIGE AUTO BROKERS
PRESTIGE AUTO EXCHANGE
PRESTIGE AUTO MALL
PRESTIGE AUTO SALES II INC
PRESTIGE MOTORS OF VIERA
PRESTON AUTO OUTLET
PRICE RIGHT STERLING HEIGHTS
PRICED RIGHT AUTO, INC.
PRICED RIGHT CARS, INC
PRIDE AUTO SALES
PRIME MOTORS INC
PRIME MOTORS, INC.
PROCAR
PROFESSIONAL AUTO SALES
PT AUTO WHOLESALE
QUALITY IMPORTS
QUALITY MOTORS LLC
R & B CAR COMPANY
R & Z AUTO SALES
R AND R MOTORS
R.K. CHEVROLET
RADER CAR CO INC
RAMOS AUTO LLC
RAMSEY MOTORS
RANKL & RIES MOTORCARS, INC
RAY CHEVROLET
RAY LAETHEM BUICK GMC INC
RAY PEARMAN LINCOLN MERCURY
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN OLDSMOBILE AND
RAY SKILLMAN USED CAR
RAY SKILLMAN WESTSIDE
RC AUTO CREDIT
RE BARBER FORD INC
REAL BIZ AUTOMOTIVES
REALITY AUTO SALES INC
REGAL PONTIAC, INC.

DEALER NAME
REGIONAL WHOLESALE
REID’S AUTO CONNECTION
REIDSVILLE NISSAN INC
REINEKE FORD LINCOLN MERCURY
RELIABLE TRUCK SALES
RENEWIT CAR CARE
REVOLUTION MOTORS LLC
RICART FORD USED
RICE AUTO SALES
RICHARD KAY AUTOMOTIVE
RICK CASE CARS INC
RICK CASE MOTORS, INC.
RICK HENDRICK CHEVROLET
RICK HILL NISSAN INC
RICK MATTHEWS BUICK PONTIAC
RICKS AUTO SALES
RIDE TIME, INC.
RIGHT HOUR AUTO SALES INC
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RIO AUTO GROUP
RIOS MOTORS
RIVER CITY AUTO SALES INC
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
RIVERVIEW AUTO & WATERCRAFT
RIVIERA AUTO SALES SOUTH, INC.
RJ’S AUTO SALES
RML HUNTSVILLE AL AUTOMOTIVE
ROAD MASTER AUTO SALES LLC
ROB PARTELO’S WINNERS
ROBERT-ROBINSON CHEVROLET
ROBERTS COMPANY MOTOR MART LLC
ROCK ROAD AUTO PLAZA
ROGER WILLIAMS AUTO SALES
ROGER WILSON MOTORS INC
ROSE AUTOMOTIVE INC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSE CITY MOTORS 2
ROSEDALE AUTO SALES INC
ROSEN HYUNDAI OF ALGONQUIN LLC
ROSEN MAZDA

DEALER NAME
ROSEN MAZDA OF LAKE VILLA
ROSEN NISSAN
ROSWELL MITSUBISHI
ROUEN CHRYSLER DODGE JEEP INC
ROUEN MOTORWORKS LTD
ROUTE 4 BUDGET AUTO
ROY O’BRIEN, INC
ROYAL AUTO SALES
ROYAL AUTOTEC INC
ROYAL FAMILY MOTORS INC
RP AUTOMOTIVE LLC
RPM AUTO SALES
RT 177 AUTO SALES INC
RUSSELL AUTO SALES
S ANDREWS AUTO SALES INC
S S & M AUTOMOTIVE
S S AUTO INC
SAM GALLOWAY FORD INC.
SANDY’S AUTO SALES LLC
SANSING CHEVROLET, INC
SAULS MOTOR COMPANY, INC.
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH SPORTS AND IMPORTS
SAVANNAH TOYOTA & SCION
SCANLON IMPORTS, INC.
SCHAUMBURG HYUNDAI
SELECT AUTO
SELECT AUTO NETWORK LLC
SELECT AUTO SALES
SELECT MOTORS OF TAMPA INC.
SERRA AUTOMAX - DEACTIVATED
SEVERITY MOTORSPORTS INC
SHAD MITSUBISHI
SHAFER PREFERRED MOTORS INC
SHARP CARS OF INDY
SHAWNEE MOTORS GROUP
SHEEHY FORD INC
SHEEHY GLEN BURNIE INC.
SHELBYVILLE CHRYSLER PRODUCTS
SHERDAN ENTERPRISES LLC
SHERMAN DODGE
SHERWOOD OF SALISBURY INC
SHOOK AUTO INC

DEALER NAME
SHOW ME AUTO MALL INC
SHOWCASE AUTOS, INC
SHUTT ENTERPRISES INC
SIGN & DRIVE AUTO SALES LLC
SIGN & DRIVE MOTORS LLC
SIGNATURE MOTORS USA LLC
SIMON SAYS ETC CORP
SIMS BUICK GMC NISSAN
SINA AUTO SALES, INC.
SINCLAIR BUICK GMC TRUCK INC
SINCLAIR DAVE LINCOLN MERCURY
SMH AUTO
SMITH MOTORS LLC
SOUTH 71 AUTO SALES
SOUTH BEACH MOTOR CARS
SOUTH CHARLOTTE PREOWNED AUTO
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH MIAMI FIAT
SOUTH MOTORS HONDA
SOUTHEAST JEEP EAGLE
SOUTHERN CARS
SOUTHERN CARS
SOUTHERN CHEVROLET
SOUTHERN DODGE CHRY JP RAM @ N
SOUTHERN MOTOR COMPANY
SOUTHERN STAR AUTOMOTIVE
SOUTHERN TRUST AUTO GROUP
SOUTHERN TRUST AUTO SALES
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHTOWN MOTORS
SPACE & ROCKET AUTO SALES
SPIRIT CHEVROLET-BUICK INC.
SPITZER DODGE
SPITZER KIA
SPITZER MOTOR CITY
SPORTS AND IMPORTS, INC.
SRQ AUTO LLC
STANFIELD AUTO SALES
STAR MOTORS
STARK AUTO GROUP
STARRS CARS AND TRUCKS, INC
STATE AUT GROUP LLC

DEALER NAME
STATELINE CHRYSLER DODGE JEEP
STEELY LEASE SALES
STEPHEN A FINN AUTO BROKER
STERLING AUTO SALES
STEVE AUSTINS AUTO GROUP INC
STEVE RAYMAN CHEVROLET, LLC
STEWART AUTO GROUP OF
STEWART MOTORS
STINGRAY CHEVROLET BARTOW LLC
STL CAR CREDIT
STOKES BROWN TOYOTA SCION
STOKES BROWN TOYOTA SCION
STOKES HONDA CARS OF BEAUFORT
STOKES KIA
STOKES USED CAR CENTER
STONE MOUNTAIN NISSAN
STOUT SALES
STRICKLAND AUTOMOTIVE INC
STYKEMAIN CHEVROLET PONTIAC
SUBARU CONCORD
SUBARU OF DAYTON
SUBARU OF KENNESAW LLC
SUBARU OF MCDONOUGH, LLC
SUBARU OF WICHITA LLC
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUFFIELD MOTORS
SUMMIT AUTOPLEX LLC
SUMMIT PLACE KIA
SUMMIT PLACE KIA MT. CLEMENS
SUMMIT PRE-OWNED OF RALEIGH
SUMTER CARS & TRUCKS
SUN HONDA
SUN TOYOTA
SUNNY FLORIDA MOTORS, INC.
SUNRAY AUTO SALES INC
SUNRISE AUTOMOTIVE
SUNRISE CHEVROLET
SUNSET MOTORS
SUNSHINE AUTO BROKERS INC
SUNSTATE FORD
SUNTRUP NISSAN VOLKSWAGEN
SUPER AUTO SALES
SUPER AUTOS MIAMI

DEALER NAME
SUPER DEAL AUTO SALES LLC
SUPERCARS OF CAROLINAS LLC
SUPERIOR HONDA
SUPERIOR KIA
SUPERIOR PONTIAC BUICK GMC, INC
SUPREME CARRIAGE LLC
SUPREME MOTORS OF NASHVILLE
SUSAN SCHEIN CHRYSLER PLYMOUTH
SUSKI CHEVROLET BUICK INC
SUTHERLAND CHEVROLET INC
SUTHERLIN NISSAN OF FT. MYERS
SUZUKI OF NASHVILLE
SVG MOTORS LLC
SW PREMIER MOTOR GROUP INC
SWEENEY BUICK PONTIAC GMC
TAMERON AUTOMOTIVE GROUP
TAMIAMI FORD, INC.
TAMPA HONDA
TAMPABAYAUTOS.NET
TARGET AUTOMOTIVE
TAYLOR AUTO SALES INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TEAM AUTO INC
TEAM AUTOMOTIVE
TEAM NISSAN OF MARIETTA
TED CIANOS USED CAR CENTER
TENNESSEE AUTO SALES
TENNESSEE AUTOPLEX, LLC
TERRE HAUTE AUTO AND EQUIPMENT
TERRY CULLEN CHEVROLET
TERRY LABONTE CHEVROLET
TERRY LEE HONDA
THE 3445 CAR STORE, INC.
THE AUTO BROKER
THE AUTO GROUP LLC
THE AUTO LIVERY
THE AUTO PARK INC
THE AUTO STORE
THE AUTO STORE
THE AUTOBLOCK
THE CAR CABANA OF
THE CAR CENTER
THE CAR COMPANY SUZUKI

DEALER NAME
THE CAR CONNECTION, INC.
THE CAR EXCHANGE
THE CAR SHOPPE LLC
THE CAR STORE
THE LUXURY AUTOHAUS INC.
THE MINIVAN STORE
THE MONTGOMERY GROUP LLC
THE REPO STORE
THOMAS & SON INC.
THOMAS OF CAIRO, CHEV, PONT
THOMASVILLE TOYOTA
THORNTON CHEVROLET, INC
THORNTON ROAD HYUNDAI
THOROUGHBRED FORD INC
THRIFTY OF GRAND RAPIDS
TIFFIN FORD LINCOLN MERCURY
TILLMAN AUTO LLC
TIM FRENCH SUPER STORES, LLC
TIM SHORT CHEVY BUICK GMC OF
TIM TOMLIN AUTOMOTIVE GROUP
TINCHER AUTO GROUP
TINPUSHER LLC
TKP AUTO SALES INC
TNT AUTO SALES INC
TOM EDWARDS, INC
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM STENHOUWER AUTO SALES INC
TOM WOOD FORD
TOMLINSON MOTOR COMPANY OF
TONY ON WHEELS INC
TOP CHOICE AUTO
TOP GUN AUTO SALES LLC
TOPLINE CARS CORP
TOWN & COUNTRY AUTO SALES, LLC
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY FORD, INC.
TOWNE EAST AUTO
TOYOTA OF GASTONIA
TOYOTA OF HOLLYWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MCDONOUGH
TOYOTA OF MUNCIE
TOYOTA OF TAMPA BAY

DEALER NAME
TOYOTA ON NICHOLASVILLE
TOYOTA WEST/SCION WEST
TRI STATE USED AUTO SALES
TRIAD AUTOPLEX
TRI-CITY AUTO MART
TRINITY AUTOMOTIVE
TRIPLE C AUTO INC
TRIPLE D MOTORS LLC
TROPICAL AUTO OUTLET
TROPICAL AUTO SALES
TROY FORD INC
TRUCK TOWN INC
TRUSSVILLE WHOLESALE AUTOS
TRUST US AUTO SALES LLC
TRYON AUTO MALL
TWIN CITY CARS INC
TYLER AUTOMOTIVE GROUP INC
U.S. AUTO GROUP, INC.
U-DRIVE AUTO LLC
ULTIMATE AUTO DEALS INC
ULTIMATE IMAGE AUTO, INC
UNITED AUTO SALES
UNITED LUXURY MOTORS LLC
UNITED VEHICLE SALES
UNIVERSAL AUTO PLAZA
UNIVERSAL AUTO PLAZA LLC
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY KIA
UNLIMITED AUTOMOTIVE
UNLIMITED MOTORS
UNLIMITED MOTORS
UNLIMITED MOTORS
UPPER MARLBORO FORD LLC
UPSTATE LIL BOYZ TOYZ LLC
US 1 CHRYSLER DODGE JEEP
USA AUTO & LENDING INC
USA MOTORCARS
USED CAR FACTORY INC
USED CAR SUPERMARKET
V & S AUTO SALES LLC
VA CARS INC
VADEN NISSAN, INC.
VANN YORK BARGAIN CARS LLC
VANN YORK PONTIAC BUICK GMC

DEALER NAME
VANN YORK PONTIAC, INC.
VANN YORK TOYOTA, INC
VANTAGE MOTORS LLC
VARSITY LINCOLN MERCURY
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VERACITY MOTOR COMPANY LLC
VESTAVIA HILLS AUTOMOTIVE
VICTORIA MOTORS, LLC
VICTORY AUTO EXPRESS INC
VICTORY AUTO INC
VICTORY CHEVROLET BUICK
VICTORY CHEVROLET LLC
VICTORY MOTOR SALES INC
VILLAGE AUTOMOTIVE
VIN DEVERS, INC
VINCE WHIBBS PONTIAC-GMC
VININGS ENTERPRISES INC
VINUP MOTORS
VIP AUTO ENTERPRISES INC
VIP AUTO GROUP, INC.
VIP ONE IMPORTS INC
VIRGINA MOTOR CO.
VOGUE MOTOR CO INC
VOLUSIA AUTO SALES
VOLVO OF FT. MYERS
VULCAN MOTORS LLC
W & S AUTO CENTER INC
WABASH AUTO CARE INC
WADE FORD INC
WAGNER SUBARU
WALDEN AUTOMOTIVE ENTERPRISES
WALDROP MOTORS INC
WALKER FORD CO., INC.
WALT SWEENEY FORD, INC
WALTERS AUTO SALES AND RENTALS
WALT’S LIVE OAK FORD
WANTED WHEELS INC
WASHINGTON BLVD MOTORS
WAYNE AKERS FORD INC.
WEB AUTO BROKERS
WEBBER AUTOMOTIVE LLC
WEINE AUTO SALES EAST
WEINLE AUTO SALES

DEALER NAME
WEST CLAY MOTOR COMPANY LLC
WEST HIGH AUTO LLC
WEST KENDALL TOYOTA
WEST MAIN MOTORS
WEST SIDE TOYOTA
WESTSIDE MOTOR CO
WHEELS & DEALS AUTO SALES
WHEELS & DEALS AUTO SALES OF
WHEELS AUTO SALES
WHITE FORD CO., INC.
WHITEWATER MOTOR COMPANY INC
WHOLESALE AUTO BROKERS INC
WHOLESALE, INC
WILDCAT AUTO SALES
WILDWOOD MOTORS
WILLS MOTOR SALES
WINDSOR AUTO SALES
WINTER PARK AUTO EXCHANGE INC
WMD MOTORS INC
WOODBRIDGE MOTORS, INC.
WOODY ANDERSON FORD
WOODY SANDER FORD, INC.
WORLD AUTO NETWORK INC
WORLD AUTO, INC.
WORLD CAR CENTER & FINANCING
WORLDWIDE MOTORS LLC
WORLEY AUTO SALES
WOW CAR COMPANY
WRIGHT’S AUTO SALES
WWW.GETAUCTIONCARS.COM
WYRICK AUTO SALES
XCITING AUTO SALES LLC
XL1 MOTORSPORTS, INC
XTREME MOTORS INC
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YES AUTO SALES INC
YES AUTOMOTIVE LLC
YESHUA AUTO SALES LLC
YOU SELECT AUTO SALES LLC
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
ZEIGLER CHEVROLET LLC
ZOMBIE JOHNS KILLER DEALS LLC